THE ROXBURY FUNDS

                      SUPPLEMENT DATED AUGUST 25, 2008 TO
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2007

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

On June 30, 2008, the Board of Trustees of The Roxbury Funds approved the liquidation of the Investor Shares class of the Roxbury Small-Cap Growth Fund and Roxbury Mid-Cap Fund (the "Funds"). Effective immediately, Investor Shares of the Funds are no longer available for purchase by existing shareholders or new investors. Any Investor Shares of the Funds outstanding as of Thursday, October 30, 2008 (the "Liquidation Date") will be liquidated. In connection with the liquidation, your Investor Shares will be redeemed and you will receive an amount equal to the net asset value of Investor Shares you hold as of the Liquidation Date. You may redeem your Investor Shares at any time prior to the Liquidation Date.

All information contained in the Prospectus and Statement of Additional Information that relates exclusively to purchases of Investor Shares is no longer applicable.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
     For more information, please call The Roxbury Funds at (800) 497-2920.